                                                                    EXHIBIT 10.8

                                 THIRD AMENDMENT
              TO THE AMENDED AND RESTATED SERIES 2000-A SUPPLEMENT
                        TO THE MASTER FACILITY AGREEMENT

                  THIRD AMENDMENT, dated as of September 25, 2002 ("Third Amendment"), among MARLIN LEASING CORPORATION, individually, and as the Servicer (in such capacity, the "Servicer"), MARLIN LEASING RECEIVABLES CORP. IV, as the Obligors' Agent ("MLR IV"), MARLIN LEASING RECEIVABLES IV LLC, as the Obligor ("MLR IV LLC"), DEUTSCHE BANK AG, NEW YORK BRANCH (in such capacity, the "Agent"), XL CAPITAL ASSURANCE INC. (in such capacity, the "Series Support Provider") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (the "Trustee") to AMENDED AND RESTATED SERIES 2000-A SUPPLEMENT (as amended) to the MASTER LEASE RECEIVABLES ASSET-BACKED FINANCING FACILITY AGREEMENT.

                  PRELIMINARY STATEMENT. Reference is made to the Amended and Restated Series 2000-A Supplement, dated as of August 7, 2001 (as amended, the "Series Supplement"), among the Servicer, MLR IV, MLR IV LLC, the Agent, the Series Support Provider and the Trustee to the Master Lease Receivables Asset-Backed Financing Facility Agreement, dated as of December 1, 2000 (the "Master Agreement"), among the Servicer, MLR IV and the Trustee. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Series Supplement.

                  Each of the parties hereto has agreed to amend the Series Supplement as hereinafter set forth.

                  Section 1. Amendment to the Series Supplement. The Series Supplement is, effective as of the date hereof, hereby amended as follows:

(a) The defined term "Termination Date" in Section 2.01 is hereby amended and restated in its entirety as follows:

         " "Termination Date" means the earliest to occur of: (i) December 21, 2004, or such later date as the parties (with the express written consent of the Agent and Series Support Provider) may hereafter agree in accordance with Section 4.01(i), (ii) the day designated as the Termination Date by the Obligor on sixty (60) days' prior written notice to the Agent and the Series Support Provider, (iii) the day on which the Series Controlling Party declares the occurrence of the Termination Date or on which the Termination Date automatically occurs pursuant to Section 5.01, (iv) the date on which the financial strength rating of XL Capital Assurance Inc. is withdrawn, suspended or rated below "A" by Standard & Poor's or withdrawn, suspended or rated below "A2" by Moody's, (v) the 90th day following the date on which the Series Support Provider has delivered a written notice to the Transferor and the Agent to the effect that the most recent audit completed by the Series Support Provider or its designee of the Transferor's origination, servicing and documentation procedures has revealed to the Series Support Provider deficiencies which it reasonably believes creates a material adverse effect on the facility and (vi) a Hedge Counterparty fails to satisfy the definition thereof and is not replaced within fifteen (15) Business Days by a Person satisfying the definition thereof. "

(b) The defined term "Premium Letter" in Section 2.01 is hereby amended and restated in its entirety as follows:

         " "Premium Letter" means the Amended and Restated Premium Letter dated September 25, 2002 among the Series Support Provider, Marlin, MLR IV and MLR IV LLC, pursuant to which the Insurer Fee, Default Fee, Unused Fee and certain other amounts are to be paid to the Series Support Provider, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter. "

(c) The defined term "Insurance and Indemnity Agreement" in Section 2.01 is hereby amended and restated in its entirety as follows:

         " "Insurance and Indemnity Agreement" means the Insurance and Indemnity Agreement dated August 7, 2001 among the Series Support Provider, Marlin, MLR IV, MLR IV LLC and the Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter. "

(d) The defined term "Fee Letter" in Section 2.01 is hereby amended and restated in its entirety as follows:

         " "Fee Letter" means that certain Amended and Restated Fee Letter dated as of September 25, 2002 by and among the Servicer, the Obligor, the Obligor's Agent and the Agent, as it may be amended, restated, supplemented or otherwise modified from time to time hereafter. "

(e) The defined term "Series 2000-A Note Interest Rate" in Section 2.01 is hereby amended by adding at the end thereof the following:

         "Notwithstanding the foregoing, the Series 2000-A Note Interest Rate shall mean the sum of (i) the Series 2000-A Base Rate plus (ii) 2.00% per annum at any time that (x) a Series Event of Default arising under Sections 5.01 (a), (b), (c), (d), (e), (g), (h), (i), (j), (o), (p),
         (q), (r), (s), (t), (u) or (bb) hereof has occurred and is continuing and (y) the financial strength rating of the Series Support Provider is withdrawn, suspended or rated below "A" by Standard & Poor's or is withdrawn, suspended or rated below "A2" by Moody's. "

(f) The following defined terms are hereby added to Section 2.01 in the appropriate alphabetical place:

         "One Year Deficiency" has the meaning set forth in the Premium Letter.

         "Two Year Deficiency" has the meaning set forth in the Premium Letter.

(g) Clause fifteenth of Section 3.03(a)(i) is hereby amended and restated in its entirety as follows:

         " fifteenth, from the remaining Series 2000-A Available Funds, ratably to the Series 2000-A Noteholder, for the benefit of the applicable Owners or to the Agent or the Series Support Provider, as applicable, the Facility Fee, the Unused Fee, Breakage Costs, any Default Fee, any Make-Whole Amounts, any One Year Deficiency, any Two Year Deficiency, any outstanding and unpaid Accrued Liabilities and any other amounts owing to the Series 2000-A Noteholders, the Series Support Provider or the Agent under the Series 2000-A Related Documents, as certified by the Agent or the Series Support Provider, as applicable, to the Trustee, and the Obligors' Agent; "

(h) Clause thirteenth of Section 3.03(a)(ii) is hereby amended and restated in its entirety as follows:

         " thirteenth, from the remaining Series 2000-A Available Funds, to the Series 2000-A Noteholder, any Noteholder's Carryover Interest on such Settlement Date, but not to include any Noteholder's Carryover Interest with respect to a prior Settlement Date to the extent in excess of the Capped Monthly Interest for such prior Settlement Date; "

(i) Clause sixteenth of Section 3.03(a)(ii) is hereby amended and restated in its entirety as follows:

         " sixteenth, from the remaining Series 2000-A Available Funds, ratably to the Series 2000-A Noteholder, for the benefit of the applicable Owners or to the Agent or the Series Support Provider, as applicable, the Facility Fee, the Unused Fee, Breakage Costs, any Default Fee, any Make-Whole Amounts, any One Year Deficiency, any Two Year Deficiency, any outstanding and unpaid Accrued Liabilities, any Noteholder's Carryover Interest for such Settlement Date to the extent not paid pursuant to clauses eighth or thirteenth above, any Monthly Interest for such Settlement Date to the extent not paid pursuant to clause eighth above, and any other amounts owing to the Series 2000-A Noteholders or the Agent under the Series 2000-A Related Documents, as certified by the Agent or the Series Support Provider, as applicable, to the Trustee, and the Obligors' Agent; "

(j) Section 4.01(d) is hereby amended by deleting the word "and" after clause (v) thereof, replacing the period after clause (vi) thereof with "; and", and adding the following clause at the end thereof:

         " (vii) the financial strength rating of the Series Support Provider is at or above "AA-" by S&P and "Aa3" by Moody's. "

(k) Section 5.01(r) is hereby amended and restated in its entirety as follows:

         " (r) Marlin's Tangible Net Worth as of the end of any calendar quarter is less than the sum of (x) $28,500,000 plus (y) 75% of all of Marlin's positive net income (less dividends accrued on preferred stock) earned since December 31, 2001;"

(l)      Except as amended by items (a), (b), (c), (d), (e), (f), (g), (h), (i),
         (j) and (k) above, all provisions of the Series Supplement shall remain in full force and effect and are reconfirmed and ratified as of the date hereof.

                  Section 2. Conditions Precedent. This Third Amendment shall not become effective unless the following conditions have been met or waived:

                  (i) The First Amendment to the First Amended and Restated Note Purchase Agreement shall have been duly executed by the parties thereto;

                  (ii) The Series Support Provider and the Agent shall have received such other instruments, agreements, documents, certificates and bring down opinions as it shall reasonably require in connection with this Third Amendment;

                  (iii) The Series Support Provider and the Agent shall have received confirmation from Standard and Poor's that the Series 2000-A program is still rated at least "BBB-" prior to giving consideration to the credit enhancement resulting from the Policy;

                  (iv) MLR IV LLC shall have paid all fees and costs required to be paid as set forth in the Proposal Letter dated August 22, 2002 from the Series Support Provider to the Servicer (as accepted by the Servicer on August 23, 2002); and

                  (v) No event has occurred and is continuing which constitutes a Series Event of Default or Event of Servicer Termination or would constitute a Series Event of Default or Event of Servicer Termination but for the requirement that notice be given or time elapse.

                  Section 3. Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the choice of law provisions thereof.

                  Section 4. Headings. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any purpose.

                  Section 5. Counterparts. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Third Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Third Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Third Amendment.

                  Section 6. Representations and Warranties. Each of the Servicer, MLR IV and MLR IV LLC reaffirms and restates the representations and warranties set forth in the Series Supplement and any agreement, document or instrument related thereto, and certifies that such representations and warranties are true and correct on the date hereof with the same force and effect as if made on such date, except as they may specifically refer to an earlier date, in which case they were true and correct as of such date. In addition, the Servicer, MLR IV and MLR IV LLC each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no Series Event of Default or Event of Servicer Termination (nor any event that but for notice or lapse of time or both would constitute an Series Event of Default or Event of Servicer Termination) shall have occurred and be continuing as of the date hereof nor shall any Series Event of Default or Event of Servicer Termination (nor any event that but for notice or lapse of time or both would constitute a Series Event of Default or Event of Servicer Termination) occur due to this Third Amendment becoming effective, (b) the Servicer, MLR IV and MLR IV LLC each has the corporate or other power and authority to execute and deliver this Third Amendment and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this Third Amendment, and (c) no consent of any other person (including, without limitation, shareholders, members or creditors of the Servicer, MLR IV or MLR IV LLC), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Third Amendment other than such that have been obtained.

                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties have caused this Third Amendment to the Amended and Restated Series 2000-A Supplement to be fully executed by their respective officers as of the day and year first above written.

                                MARLIN LEASING CORPORATION,
                                  in its individual capacity and as Servicer

                                By: ____________________________________________
                                    Name:
                                    Title:

                                MARLIN LEASING RECEIVABLES CORP. IV,
                                  as the Obligors' Agent

                                By: ____________________________________________
                                    Name:
                                    Title:

                                MARLIN LEASING RECEIVABLES IV LLC,
                                  as the Obligor

                                By: MARLIN LEASING RECEIVABLES
                                    CORP. IV,
                                    as Managing Member

                                By: ____________________________________________
                                    Name:
                                    Title:

                                DEUTSCHE BANK AG, NEW YORK BRANCH,
                                  as Agent

                                By: ____________________________________________
                                    Name:
                                    Title:

                                By: ____________________________________________
                                    Name:
                                    Title:

                                WELLS FARGO BANK MINNESOTA, NATIONAL
                                  ASSOCIATION, as Trustee

                                By: ____________________________________________
                                    Name:
                                    Title:

                                XL CAPITAL ASSURANCE INC., as Series
                                  Support Provider

                                By: ____________________________________________
                                    Name:
                                    Title: